                                                                   EXHIBIT 10.1

            FOURTH AMENDMENT TO CREDIT AND SECURITY AGREEMENT

                 This Amendment, dated as of August 14, 1998, is made by and between MEDICAL GRAPHICS CORPORATION, a Minnesota corporation (the "Borrower") and NORWEST BUSINESS CREDIT, INC., a Minnesota corporation (the "Lender").

                                    Recitals

                  The Borrower and the Lender have entered into a Credit and Security Agreement dated as of March 31, 1997 as amended by First Amendment to Credit and Security Agreement dated as of July 10, 1997, Second Amendment to Credit and Security Agreement dated as of November 12, 1997 and Third Amendment to Credit and Security Agreement dated as of March 26, 1998 (as so amended, the "Credit Agreement"). Capitalized terms used in these recitals have the meanings given to them in the Credit Agreement unless otherwise specified.

                  The Borrower has requested that the Lender waive certain Defaults and reset the financial covenants to the Credit Agreement, which the Lender is willing to do pursuant to the terms and conditions set forth herein.

                  NOW, THEREFORE, in consideration of the premises and of the mutual covenants and agreements herein contained, it is agreed as follows:

                   1. FINANCIAL COVENANTS. Sections 6.12, 6.14 and 6.15 of the Credit Agreement are hereby amended in their entirety and replaced with the following new sections:

                  "Section 6.12 MINIMUM BOOK NET WORTH. The Borrower will maintain its Book Net Worth, determined as of each date below, at an amount not less than the amount set forth opposite the applicable date:


                          DATE         MINIMUM BOOK NET WORTH
            ----------------------------------------------------
                   September 30, 1998        $1,328,000
            ----------------------------------------------------
                    December 31, 1998        $1,728,000
            ----------------------------------------------------

                  "Section 6.14 MINIMUM NET INCOME. The Borrower will achieve as of each date listed below, Net Income, of not less than the amount set forth opposite such date:


            ----------------------------------------------------
                         DATE          MINIMUM NET INCOME
            ----------------------------------------------------
                    July 31, 1998         ($1,346,000)
            ----------------------------------------------------




            ----------------------------------------------------
                         DATE          MINIMUM NET INCOME
            ----------------------------------------------------
                  August 31, 1998         ($1,346,000)
            ----------------------------------------------------
               September 30, 1998         ($1,300,000)
            ----------------------------------------------------
                 October 31, 1998         ($1,600,000)
            ----------------------------------------------------
                November 30, 1998         ($1,600,000)
            ----------------------------------------------------
                December 31, 1998           ($900,000)
            ----------------------------------------------------

                  "Section 6.15 MINIMUM DEBT SERVICE COVERAGE RATIO. The Borrower will achieve a Debt Service Coverage Ratio at or above (i) .25 to 1.00 as of the fiscal year ending December 31, 1998, and (ii) 1.00 to 1.00 as of each fiscal year end thereafter."

                   2. NO OTHER CHANGES. Except as explicitly amended by this Amendment, all of the terms and conditions of the Credit Agreement shall remain in full force and effect and shall apply to any advance or letter of credit thereunder.

                   3. WAIVER OF DEFAULTS. The Borrower is in default of the following provisions of the Credit Agreement (collectively, the "Defaults"):


------------------------------------------------------------------------------------------------

             SECTION/COVENANT       PERIOD                    REQUIRED                ACTUAL
------------------------------------------------------------------------------------------------
6.12 Minimum Book Net Worth        6/30/98            not less than $2,078,000      $2,022,000
------------------------------------------------------------------------------------------------

6.14 Minimum Net Income            6/30/98            not less than ($550,000)      ($746,000)
------------------------------------------------------------------------------------------------

                  Upon the terms and subject to the conditions set forth in this Fourth Amendment, the Lender hereby waives the Defaults. This waiver shall be effective only in this specific instance and for the specific purpose for which it is given, and this waiver shall not entitle the Borrower to any other or further waiver in any similar or other circumstances.

                   4. AMENDMENT FEE. The Borrower shall pay the Lender, in four equal monthly installments, the first installment due on September 15, 1998 and each subsequent installment due on the 15th of each month thereafter, a fully earned, non-refundable fee in the amount of $40,000 in consideration of the Lender's execution of this Amendment.

                   5. CONDITIONS PRECEDENT. This Amendment, and the waiver set forth in Paragraph 3 hereof, shall be effective when the Lender shall have received an executed original hereof, together with such other matters as the Lender may require. If the Amendment fee set forth in Paragraph 4 hereof is not paid in full when due, the waiver set forth in Paragraph 3 shall be null and void.

                   6. REPRESENTATIONS AND WARRANTIES. The Borrower hereby represents and warrants to the Lender as follows:

                  (a) The Borrower has all requisite power and authority to execute this Amendment and to perform all of its obligations hereunder, and this Amendment has been duly executed and delivered by the Borrower and constitutes the legal, valid and binding obligation of the Borrower, enforceable in accordance with its terms.

                  (b) The execution, delivery and performance by the Borrower of this Amendment have been duly authorized by all necessary corporate action and do not (i) require any authorization, consent or approval by any governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign, (ii) violate any provision of any law, rule or regulation or of any order, writ, injunction or decree presently in effect, having applicability to the Borrower, or the articles of incorporation or by-laws of the Borrower, or (iii) result in a breach of or constitute a default under any indenture or loan or credit agreement or any other agreement, lease or instrument to which the Borrower is a party or by which it or its properties may be bound or affected.

                  (c) All of the representations and warranties contained in
         Article V of the Credit Agreement are correct on and as of the date hereof as though made on and as of such date, except to the extent that such representations and warranties relate solely to an earlier date.

                   7. REFERENCES. All references in the Credit Agreement to "this Agreement" shall be deemed to refer to the Credit Agreement as amended hereby; and any and all references in the Security Documents to the Credit Agreement shall be deemed to refer to the Credit Agreement as amended hereby.

                   8. NO OTHER WAIVER. Except as set forth in Paragraph 3 hereof, the execution of this Amendment and acceptance of any documents related hereto shall not be deemed to be a waiver of any Default or Event of Default under the Credit Agreement or breach, default or event of default under any Security Document or other document held by the Lender, whether or not known to the Lender and whether or not existing on the date of this Amendment.

                   9. RELEASE. The Borrower hereby absolutely and unconditionally releases and forever discharges the Lender, and any and all participants, parent corporations, subsidiary corporations, affiliated corporations, insurers, indemnitors, successors and assigns thereof, together with all of the present and former directors, officers, agents and employees of any of the foregoing, from any and all claims, demands or causes of action of any kind, nature or description, whether arising in law or equity or upon contract or tort or under any state or federal law or otherwise, which the Borrower has had, now has or has made claim to have against any such person for or by reason of any act, omission, matter, cause or thing whatsoever arising from the beginning of time to and including the date of this Amendment, whether such claims, demands and causes of action are matured or unmatured or known or unknown.

              10. COSTS AND EXPENSES. The Borrower hereby reaffirms its agreement under the Credit Agreement to pay or reimburse the Lender on demand for all costs and expenses incurred by the Lender in connection with the Credit Agreement, the Security Documents and all other documents contemplated thereby, including without limitation all reasonable fees and disbursements of legal counsel. Without limiting the generality of the foregoing, the Borrower specifically agrees to pay all fees and disbursements of counsel to the Lender for the services performed by such counsel in connection with the preparation of this Amendment and the documents and instruments incidental hereto. The Borrower hereby agrees that the Lender may, at any time or from time to time in its sole discretion and without further authorization by the Borrower, make a loan to the Borrower under the Credit Agreement, or apply the proceeds of any loan, for the purpose of paying any such fees, disbursements, costs and expenses.

              11. MISCELLANEOUS. This Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original and all of which counterparts, taken together, shall constitute one and the same instrument.

                  IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first written above.

NORWEST BUSINESS CREDIT INC.                MEDICAL GRAPHICS CORPORATION


/s/ Diane G. Conley                          s/s Dale H. Johnson
   -------------------------------               -------------------------------

    Diane G. Conley                              Dale H. Johnson
    Its Officer                                  Its Chief Financial Officer

                                               Exhibit B to Credit and Security
                                               Agreement

                             COMPLIANCE CERTIFICATE

To:               Diane G. Conley
                  Norwest Business Credit, Inc.
Date:             _____________________, 199___

Subject:          Medical Graphics Corporation

                  Financial Statements

                  In accordance with our Credit and Security Agreement dated as of March 31, 1997 (the "Credit Agreement"), attached are the financial statements of Medical Graphics Corporation (the "Borrower") as of and for ________________, _____ (the "Reporting Date") and the year-to-date period then ended (the "Current Financials"). All terms used in this certificate have the meanings given in the Credit Agreement.

                  I certify that the Current Financials have been prepared in accordance with GAAP, subject to year-end audit adjustments, and fairly present the Borrower's financial condition and the results of its operations as of the date thereof.

                  EVENTS OF DEFAULT. (Check one):

          / / The undersigned does not have knowledge of the occurrence of a Default or Event of Default under the Credit Agreement, as amended.

          / / The undersigned has knowledge of the occurrence of a Default or Event of Default under the Credit Agreement and attached hereto is a statement of the facts with respect to thereto.

                  FINANCIAL COVENANTS. I further hereby certify as follows:

                  1. MINIMUM BOOK NET WORTH. Pursuant to Section 6.12 of the Credit Agreement, as of the Reporting Date, the Borrower's Book Net Worth was $____________ which / / satisfies / / does not satisfy the requirement that such amount be not less than $_____________ on the Reporting Date as set forth in the table below:


                ---------------------------------------------------
                          DATE           MINIMUM BOOK NET WORTH
                ---------------------------------------------------
                   September 30, 1998        $1,328,000
                ---------------------------------------------------
                    December 31, 1998        $1,728,000
                ---------------------------------------------------

                  2. MINIMUM NET INCOME. Pursuant to Section 6.14 of the Credit Agreement, the Borrower's Net Income for the period ending on the Reporting Date, was $____________, which / / satisfies / / does not satisfy the requirement that such amount be not less than $_____________ for such period as set forth in the table below:


        -----------------------------------------------------------
                       DATE                   MINIMUM NET INCOME
        -----------------------------------------------------------
                  July 31, 1998                  ($1,346,000)
        -----------------------------------------------------------
                August 31, 1998                  ($1,346,000)
        -----------------------------------------------------------
             September 30, 1998                  ($1,300,000)
        -----------------------------------------------------------
               October 31, 1998                  ($1,600,000)
        -----------------------------------------------------------
              November 30, 1998                  ($1,600,000)
        -----------------------------------------------------------
              December 31, 1998                    ($900,000)
        -----------------------------------------------------------

                  3. MINIMUM DEBT SERVICE COVERAGE RATIO. Pursuant to
Section 6.15 of the Credit Agreement, the Reporting Date marks the Borrower's fiscal year end and the Borrower's Debt Service Coverage Ratio on the Reporting Date was ____ to 1.00 which / / satisfies / / does not satisfy the requirement that such ratio be not less than ___ to 1.00 as set forth below:


        -----------------------------------------------------------

             FISCAL YEAR ENDING         MINIMUM DEBT SERVICE
                                           COVERAGE RATIO
        -----------------------------------------------------------
             December 31, 1998              .25 to 1.00
        -----------------------------------------------------------
           December 31, 1999 and
                thereafter                  1.00 to 1.00
        -----------------------------------------------------------

                  4. CAPITAL EXPENDITURES . Pursuant to Section 7.10 of the Credit Agreement, for the year-to-date period ending on the Reporting Date, the Borrower has expended or contracted to expend during the fiscal year ended ______________, ___, for Capital Expenditures, $__________________ in the
aggregate and at most $______________ in any one transaction, which / / satisfies / / does not satisfy the requirement that such expenditures not exceed $250,000 in the aggregate and $60,000 for any one transaction during such year.

                  5. Salaries. As of the Reporting Date, the Borrower / / is / / is not in compliance with Section 7.17 of the Credit Agreement concerning salaries.

                  Attached hereto are all relevant facts in reasonable detail to evidence, and the computations of the financial covenants referred to above. These computations were made in accordance with GAAP.

                                              MEDICAL GRAPHICS CORPORATION

                                              By  ______________________________
                                                     Dale H. Johnson
                                                     Its Chief Financial Officer
















                                     -3-